PENTHOUSE INTERNATIONAL, INC.

                          SECURITIES PURCHASE AGREEMENT

                                FEBRUARY __, 2004


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                                TABLE OF CONTENTS

                                                                            PAGE



1.   Agreement to Sell and Purchase.  .........................................1

2.   Fees and Warrant..........................................................2

3.   Closing, Delivery and Payment.............................................2

     3.1      Closing..........................................................2

     3.2      Delivery.........................................................2

4.   Representations and Warranties of the Company.............................2

     4.1      Organization, Good Standing and Qualification....................3

     4.2      Subsidiaries.....................................................3

     4.3      Capitalization; Voting Rights....................................4

     4.4      Authorization; Binding Obligations...............................4

     4.5      Liabilities......................................................5

     4.6      Agreements; Action...............................................5

     4.7      Obligations to Related Parties...................................6

     4.8      Changes..........................................................6

     4.9      Title to Properties and Assets; Liens, Etc.......................7

     4.10     Intellectual Property............................................7

     4.11     Compliance with Other Instruments................................8

     4.12     Litigation.......................................................8

     4.13     Tax Returns and Payments.........................................9

     4.14     Employees........................................................9

     4.15     Registration Rights and Voting Rights............................9

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     4.16     Compliance with Laws; Permits...................................10

     4.17     Environmental and Safety Laws...................................10

     4.18     Valid Offering..................................................10

     4.19     Full Disclosure.................................................10

     4.20     Insurance.......................................................11

     4.21     SEC Reports.....................................................11

     4.22     Listing.........................................................11

     4.23     No Integrated Offering..........................................11

     4.24     Stop Transfer...................................................11

     4.25     Dilution........................................................11

5.   Representations and Warranties of the Purchaser..........................12

     5.1      No Shorting.....................................................12

     5.2      Requisite Power and Authority...................................12

     5.3      Investment Representations......................................12

     5.4      Purchaser Bears Economic Risk...................................12

     5.5      Acquisition for Own Account.....................................13

     5.6      Purchaser Can Protect Its Interest..............................13

     5.7      Accredited Investor.............................................13

     5.8      Legends.........................................................13

6.   Covenants of the Company.................................................14

     6.1      Stop-Orders.....................................................14

     6.2      Listing.........................................................14

     6.3      Market Regulations..............................................14

     6.4      Reporting Requirements..........................................14

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     6.5      Use of Funds....................................................15

     6.6      Access to Facilities............................................15

     6.7      Taxes...........................................................15

     6.8      Insurance.......................................................15

     6.9      Intellectual Property...........................................16

     6.10     Properties......................................................16

     6.11     Confidentiality.................................................16

     6.12     Required Approvals..............................................16

     6.13     Reissuance of Securities........................................16

     6.14     Opinion.........................................................17

7.   Covenants of the Purchaser...............................................17

     7.1      Confidentiality.................................................17

     7.2      Non-Public Information..........................................17

     7.3      Right to Substitute Collateral..................................17

8.   Covenants of the Company and Purchaser Regarding Indemnification.........17

     8.1      Company Indemnification.........................................17

     8.2      Purchaser's Indemnification.....................................18

     8.3      Procedures......................................................18

9.   Conversion of Convertible Note...........................................18

     9.1      Mechanics of Conversion.........................................18

     9.2      Maximum Conversion..............................................19

10.  Registration Rights......................................................20

     10.1     Registration Rights Granted.....................................20

     10.2     Indemnification.................................................20

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     10.3     OFFERING RESTRICTIONS...........................................22

11.  Miscellaneous............................................................22

     11.1     Governing Law...................................................22

     11.2     Survival........................................................22

     11.3     Successors......................................................22

     11.4     Entire Agreement................................................23

     11.5     Severability....................................................23

     11.6     Amendment and Waiver............................................23

     11.7     Delays or Omissions.............................................23

     11.8     Notices.........................................................23

     11.9     Attorneys' Fees.................................................24

     11.10    Titles and Subtitles............................................24

     11.11    Facsimile Signatures; Counterparts..............................24

     11.12    Broker's Fees...................................................24

     11.13    Construction....................................................24

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                            10.02 Mercator Sub Agmt
                          PENTHOUSE INTERNATIONAL, INC.
    SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK AND COMMON STOCK WARRANTS

                             SUBSCRIPTION AGREEMENT

                                                                  March 19, 2004

Mercator Advisory Group LLC
Mercator Momentum Fund, LP
Mercator Momentum Fund III, LP
555 South Flower Street, Suite 4500
Los Angeles, California  90071

Ladies and Gentlemen:

Penthouse International, Inc., a Florida corporation (the "COMPANY"), hereby confirms its agreement with you (the "PURCHASERS"), as set forth below.

                  1. THE SECURITIES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Purchasers an aggregate of: (a) 4,000,000 shares (the "SHARES") of its Series D Convertible Preferred Stock (the "SERIES D STOCK"), which shall be convertible into shares (the "CONVERSION SHARES") of the Company's Common Stock (the "COMMON STOCK") in accordance with the formula set forth in the Certificate of Determination further described below and (b) three warrants, substantially in the form attached hereto at EXHIBIT A (the "WARRANTS"), to acquire up to 12,000,000 shares of Common Stock (the "WARRANT SHARES"). The rights, preferences and privileges of the Series D Stock are as set forth in the Certificate of Determination of Series D Preferred Stock as filed with the Secretary of State of the State of California (the "CERTIFICATE OF DETERMINATION") in the form attached hereto as EXHIBIT B. The numbers of Conversion Shares and Warrant Shares that any Purchaser may acquire at any time are subject to limitation in the Certificate of Determination and in the Warrants, respectively, so that the aggregate number of shares of Common Stock of which such Purchaser and all persons affiliated with such Purchaser have beneficial ownership (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) does not at any time exceed 9.99% of the Company's then outstanding Common Stock.

                  The Shares and the Warrants are sometimes herein collectively referred to as the "SECURITIES." This Agreement and the Warrants are sometimes herein collectively referred to as the "TRANSACTION DOCUMENTS."

                  The Securities will be offered and sold to the Purchasers without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder, the "SECURITIES ACT"), in reliance on exemptions therefrom.

                  In connection with the sale of the Securities, the Company has made available (including electronically via the Commission's EDGAR system) to Purchasers its periodic and current

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                            10.02 Mercator Sub Agmt
reports, forms, schedules, proxy statements and other documents (including exhibits and all other information incorporated by reference) filed with the SEC under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") since January 1, 2000. These reports, forms, schedules, statements, documents, filings and amendments, are collectively referred to as the "DISCLOSURE DOCUMENTS." All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Disclosure Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules, documents, exhibits and other information which is incorporated by reference in the Disclosure Documents.

                  2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with Purchasers and Mercator Advisory Group, LLC ("MAG" and, with the Purchasers, the "MERCATOR GROUP") as follows; PROVIDED, HOWEVER, that each member of the Mercator Group acknowledges that (a) the following direct and indirect Subsidiaries of the Company; namely, General Media, Inc. and its direct and indirect subsidiaries, General Media Art Holding, Inc., General Media Communications, Inc., General Media Entertainment, Inc., General Media (UK), Ltd., GMCI Internet Operations, Inc., GMI On-Line Ventures, Ltd., Penthouse Images Acquisitions, Ltd. and Pure Entertainment Telecommunications, Inc. (collectively the "GENERAL MEDIA GROUP"), are all debtors in a Chapter 11 bankruptcy case pending iin the United States Bankruptcy Court for the Southern District of New York (the "BANKRUPTCY CASE"), (b) the Mercator Group and its representatives have been furnished copies of Debtors' First Amended Joint Plan of Reorganization, dated March 4, 2004 (the "Proposed Plan") and have had and opportunity to ask questions of the Company and its bankruptcy counsel, and (c) all representations and warranties of the Company, to the extent related to the General Media Group, are qualified in their entirety by reference to the status of the Bankruptcy Case:

                     (a) The Disclosure Documents as of their respective dates did not, and will not (after giving effect to any updated disclosures therein) as of the Closing Date as defined in Section 3 below, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Disclosure Documents and the documents incorporated or deemed to be incorporated by reference therein, at the time they were filed or hereafter are filed with the Commission, complied and will comply, at the time of filing, in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may be, as applicable.

                     (b) SCHEDULE A attached hereto sets forth a complete list of the subsidiaries of the Company (the "SUBSIDIARIES"). Each of the Company and its Subsidiaries has been duly incorporated and each of the Company and the Subsidiaries is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with the requisite corporate power and authority to own its properties and conduct its business as now conducted as described in the Disclosure Documents and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a "MATERIAL ADVERSE EFFECT"); as of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth in on SCHEDULE B attached hereto (the "COMPANY CAPITALIZATION"); except as set forth in the Disclosure Documents or on SCHEDULE A, the Company

                                      -2-
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                            10.02 Mercator Sub Agmt
does not have any subsidiaries or own directly or indirectly any of the capital stock or other equity or long-term debt securities of or have any equity interest in any other person; all of the outstanding shares of capital stock of the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights and are owned free and clear of all liens, encumbrances, equities, and restrictions on transferability (other than those imposed by the Securities Act and the state securities or "Blue Sky" laws) or voting; except as set forth in the Disclosure Documents, all of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company; except as set forth in the Disclosure Documents, no options, warrants or other rights to purchase from the Company or any Subsidiary, agreements or other obligations of the Company or any Subsidiary to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any Subsidiary are outstanding; and except as set forth in the Disclosure Documents or on SCHEDULE C, there is no agreement, understanding or arrangement among the Company or any Subsidiary and each of their respective stockholders or any other person relating to the ownership or disposition of any capital stock of the Company or any Subsidiary or the election of directors of the Company or any Subsidiary or the governance of the Company's or any Subsidiary's affairs, and, if any, such agreements, understandings and arrangements will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, the Transaction Documents.

                     (c) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. Each of the Transaction Documents has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (B) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the "ENFORCEABILITY EXCEPTIONS").

                     (d) The Shares and the Warrants have been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and nonassessable. The Conversion Shares issuable have been duly authorized and validly reserved for issuance, and when issued upon conversion of the Shares in accordance with the terms of the Certificate of Determination, will have been validly issued, fully paid and nonassessable. The Warrant Shares have been duly authorized and validly reserved for issuance, and when issued upon exercise of the Warrants in accordance with the terms thereof, will have been validly issued, fully paid and nonassessable. The Common Stock of the Company conforms to the description thereof contained in the Disclosure Documents. The stockholders of the Company have no preemptive or similar rights with respect to the Common Stock.

                     (e) No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the performance of the Transaction Documents by the Company or for the consummation by the Company of any of the transactions contemplated thereby, or the application of the proceeds of the issuance of the Securities

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                            10.02 Mercator Sub Agmt
as described in this Agreement, except for such consents, approvals, authorizations, licenses, qualifications, exemptions or orders (i) as have been obtained on or prior to the Closing Date, (ii) as are not required to be obtained on or prior to the Closing Date that will be obtained when required, or
(iii) the failure to obtain which would not, individually or in the aggregate, have a Material Adverse Effect.

                     (f) Except as set forth on SCHEDULE D, none of the Company or the Subsidiaries is (i) in material violation of its articles of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, which breach or violation would, individually or in the aggregate, have a Material Adverse Effect, or (iii) except as described in the Disclosure Documents, in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject, which default would, individually or in the aggregate, have a Material Adverse Effect.

                     (g) The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby and the fulfillment of the terms thereof will not (a) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which any of the Company or the Subsidiaries is a party or to which any of their respective properties or assets are subject, (ii) the articles of incorporation or bylaws of any of the Company or the Subsidiaries (or similar organizational document) or (iii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or the Subsidiaries or any of their respective properties or assets or (b) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Subsidiaries; which violation, conflict, breach, default or lien would, individually or in the aggregate, have a Material Adverse Effect.

                     (h) The audited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations, cash flows and changes in shareholders' equity of the entities, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the interim unaudited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations and cash flows of the entities, at the dates and for the periods to which they relate subject to year-end audit adjustments and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with the audited consolidated financial statements included therein; the selected financial and statistical data included in the Disclosure Documents present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein; and each of the auditors previously

                                      -4-
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                            10.02 Mercator Sub Agmt
engaged by the Company or to be engaged in the future by the Company is an independent certified public accountant as required by the Securities Act for an offering registered thereunder.

                     (i) Except as described in the Disclosure Documents, there is not pending or, to the knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of the Company or the Subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or any such Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Disclosure Documents.

                     (j) The Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their businesses as described in the Disclosure Documents. None of the Company or the Subsidiaries has received any written notice of infringement of (or knows of any such infringement of) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

                     (k) Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Disclosure Documents ("PERMITS"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Disclosure Documents and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

                     (l) Subsequent to the respective dates as of which information is given in the Disclosure Documents and except as described therein, (i) the Company and the Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business or (ii) the Company and the Subsidiaries have not purchased any of their respective outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on any of their respective capital stock or otherwise (other than, with respect to any of such Subsidiaries, the purchase of capital stock by the Company), (iii) there has not been any material increase in the long-term indebtedness of the Company or any of the Subsidiaries, (iv) there has not occurred any event or condition, individually or in the aggregate, that has a Material Adverse Effect, and (v) the Company and the Subsidiaries have not sustained any material loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding.

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                            10.02 Mercator Sub Agmt
                     (m) There are no material legal or governmental proceedings nor are there any material contracts or other documents required by the Securities Act to be described in a prospectus that are not described in the Disclosure Documents. Except as described in the Disclosure Documents, none of the Company or the Subsidiaries is in default under any of the contracts described in the Disclosure Documents, has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except for such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

                     (n) Each of the Company and the Subsidiaries has good and marketable title to all real property described in the Disclosure Documents as being owned by it and good and marketable title to the leasehold estate in the real property described therein as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as described in the Disclosure Documents or such as would not, individually or in the aggregate, have a Material Adverse Effect. All material leases, contracts and agreements to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or any such Subsidiary, are, to the knowledge of the Company, valid and enforceable against the other party or parties thereto and are in full force and effect.

                     (o) Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.

                     (p) None of the Company or the Subsidiaries is, or immediately after the Closing Date will be, required to register as an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

                     (q) None of the Company or the Subsidiaries or, to the knowledge of any of such entities' directors, officers, employees, agents or controlling persons, has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result in the stabilization or manipulation of the price of the Common Stock.

                     (r) None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) directly, or through any agent, engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or engaged in any other conduct that would cause such offering to be constitute a public offering within the meaning of Section 4(2) of the Securities Act. Assuming the accuracy of the representations and warranties of the Purchasers in
Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers in the manner contemplated by this Agreement to register any of the Securities under the Securities Act.

                                      -6-
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                            10.02 Mercator Sub Agmt
                     (s) Except as set forth in the Disclosure Documents, there is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries which is pending or, to the knowledge of the Company or any of the Subsidiaries, threatened.

                     (t) Each of the Company and the Subsidiaries carries general liability insurance coverage comparable to other companies of its size and similar business.

                     (u) Each of the Company and the Subsidiaries maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its material assets is permitted only in accordance with management's authorization and (D) the values and amounts reported for its material assets are compared with its existing assets at reasonable intervals.

                     (v) Except for a fee payable to Mercator Advisory Group, the Company does not know of any claims for services, either in the nature of a finder's fee or financial advisory fee, with respect to the offering of the Shares and the transactions contemplated by the Transaction Documents.

                     (w) The Common Stock is listed on the National Association of Securities Dealers, Inc. OTC Bulletin Board (the "NASD OTC-BB"). Except as described in the Disclosure Documents, the Company currently is not in violation of, and the consummation of the transactions contemplated by the Transaction Documents will not violate, any rule of the National Association of Securities Dealers.

                     (x) The Company is eligible to use Form S-1 or SB-2 for the resale of the Conversion Shares and the Warrant Shares by Purchasers or their transferees and the Warrant Shares by MAG or its transferees. The Company has no reason to believe that it is not capable of satisfying the registration or qualification requirements (or an exemption therefrom) necessary to permit the resale of the Conversion Shares and the Warrant Shares under the securities or "blue sky" laws of any jurisdiction within the United States that is the residence or domicile of any Purchaser.

                  3. PURCHASE, SALE AND DELIVERY OF THE SHARES. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchasers, and Purchasers agree to purchase from the Company, 4,000,000 Shares of Series D Stock at $1.00 per Share in the amounts shown on the signature page hereto. In connection with the purchase and sale of Shares, for no additional consideration, the Purchasers will receive Warrants to purchase up to an aggregate of 3,000,000 shares of Common Stock, and MAG will receive Warrants to purchase up to an aggregate of 9,000,000 shares of Common Stock, subject to adjustment as set forth in the Warrants.

                  One or more certificates in definitive form for the Shares that the Purchasers have agreed to purchase, as well as the Warrants, shall be delivered by or on behalf of the Company, against payment by or on behalf of the Purchasers, of the purchase price therefor by wire transfer of immediately available funds to the account of the Company previously designated by it in writing. Such delivery of and payment for the Shares and the Warrants shall be made at the offices of Sheppard, Mullin, Richter & Hampton, LLP, 333 South Hope Street, Los Angeles, California 90071,

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                            10.02 Mercator Sub Agmt
at not later than 12:00 noon (Los Angeles time) on March 19, 2004 (the "CLOSING"), or at such date as the Purchasers and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "CLOSING DATE." At the Closing or not later than five (5) days after completion of the Closing, the Company agrees to pay to Mercator Advisory Group, LLC a Due Diligence fee of $240,000, payable by wire transfer of immediately available funds to an account of MAG previously designated by it in writing.

                  4. CERTAIN COVENANTS OF THE COMPANY. The Company covenants and agrees with each Purchaser as follows:

                     (a) $3,550,000 of the gross proceeds received from the sale of the Securities shall be wired to the attorneys' escrow account of Messrs. Nelson Mullins Riley & Scarborough, L.L.P., counsel for Intercept, Inc., in order to enable Media Billing, L.L.C., a 99% owned Subsidiary of the Company to consummate its acquisition of the members interest of Internet Billing Company, LLC (the "INTERNET BILLING ACQUISITION").

                     (b) None of the Company or any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

                     (c) The Company will not become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under the Investment Company Act.

                     (d) None of the proceeds of the Series D Stock will be used to reduce or retire any insider note or convertible debt held by an officer or director of the Company.

                     (e) Subject to Section 10 of this Agreement, the Conversion Shares and the Warrant Shares will be listed on the NASD OTC-BB, or such market on which the Company's shares are subsequently listed or traded, immediately following their issuance.

                     (f) The Company shall ensure that no officer or director of the Company sells any shares of Company Common Stock from the Closing Date until the date that is 90 days following the effective date of the First Registration Statement, as defined in Section 9 below.

                     (g) The Company will use its best efforts to do and perform all things required to be done and performed by it under this Agreement and the other Transaction Documents and to satisfy all conditions precedent on its part to the obligations of the Purchasers to purchase and accept delivery of the Securities.

                     (h) The Company will pay to Vincent J. Franzone a cash finders fee of $125,000 and within ten days of the Closing issue to Vincent J. Franzone a warrant, substantially identical to the Warrants, entitling such person or his designee to purchase 500,000 shares of Company Common Stock at the same per share exercise price as set forth in the Warrants.

                            10.02 Mercator Sub Agmt
                  5. CONDITIONS OF THE PURCHASERS' OBLIGATIONS. The obligation of each Purchaser to purchase and pay for the Securities is subject to the following conditions unless waived in writing by the Purchaser:

                     (a) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties with a Material Adverse Effect qualifier, which shall be true and correct as written) on and as of the Closing Date; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                     (b) None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or, to the Company's knowledge, threatened against the Company or against any Purchaser relating to the issuance of the Securities or any Purchaser's activities in connection therewith or any other transactions contemplated by this Agreement, the other Transaction Documents or the Disclosure Documents.

                     (c) The Purchasers shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company, to the effect of paragraphs 5(a) and (b).

                     (d) The Purchasers shall have received an opinion of Gersten Savage Kaplowitz Wolf & Marcus, LLP, counsel to the Company, and/or Florida counsel reasonably satisfactory to the Purchasers, with respect to the authorization of the Shares, the Warrants and the Warrant Shares and other customary matters in the form attached hereto as EXHIBIT C.

                     (e) The Internet Billing Acquisition shall be consummated with the proceeds from the sale of the Securities acquired by the Purchasers.

                     (f) The closing bid price of the Company Common Stock on the Closing Date is equal to or in excess of $0.065 per share.

                     (g) The Common Stock Purchase Agreement between the Purchaser and The Molina-Vector Investment Trust (the "TRUST") shall have been executed and performed by all parties thereto, and all the conditions to the obligations of the Trust to sell to the Purchasers those shares referenced in such Common Stock Purchase Agreement shall have been satisfied.

                  6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

                     (a) Each Purchaser represents and warrants to the Company that the Securities to be acquired by it hereunder (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be) are being acquired for its own account for investment and with no intention of distributing or reselling such Securities (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as

                            10.02 Mercator Sub Agmt
the case may be) or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State. Nothing in this Agreement, however, shall prejudice or otherwise limit a Purchaser's right to sell or otherwise dispose of all or any part of such Conversion Shares or Warrant Shares under an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration. By executing this Agreement, each Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any Person with respect to any of the Securities.

                     (b) Each Purchaser understands that the Securities (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be) have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

                  Each Purchaser agrees to the imprinting, so long as appropriate, of the following legend on the Securities (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be):

     THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ("TRANSFERRED") IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. IN THE ABSENCE OF SUCH REGISTRATION, SUCH SHARES MAY NOT BE TRANSFERRED UNLESS, IF THE COMPANY REQUESTS, THE COMPANY HAS RECEIVED A WRITTEN OPINION FROM COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSFER IS BEING MADE IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                  The legend set forth above may be removed if and when the Conversion Shares or the Warrant Shares, as the case may be, are disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company experienced in the area of United States Federal securities laws such legends are no longer required under applicable requirements of the Securities Act. The Shares, the Warrants, the Conversion Shares and the Warrant Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when in the opinion of counsel to the Company experienced in the applicable securities laws, the same are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide each Purchaser, upon request, with a substitute certificate, not bearing such legend at such time as such legend is no longer applicable. Each Purchaser agrees that, in connection with any transfer of the Conversion Shares or the Warrant Shares by it pursuant to an effective registration statement under the Securities Act, such Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of the Shares, the Conversion Shares or the Warrant Shares.

                            10.02 Mercator Sub Agmt
                     (c) Each Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act. No Purchaser learned of the opportunity to purchase Shares or any other security issuable by the Company through any form of general advertising or public solicitation.

                     (d) Each Purchaser represents and warrants to the Company that it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, having been represented by counsel, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

                     (e) Each Purchaser represents and warrants to the Company that (i) the purchase of the Securities to be purchased by it has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; (ii) the purchase of the Securities to be purchased by it does not conflict with or violate its charter, by-laws or any law, regulation or court order applicable to it; and (iii) the purchase of the Securities to be purchased by it does not impose any penalty or other onerous condition on the Purchaser under or pursuant to any applicable law or governmental regulation.

                     (f) Each Purchaser represents and warrants to the Company that neither it nor any of its directors, officers, employees, agents, partners, members, or controlling persons has taken, directly or indirectly, any actions designed, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock.

                     (g) Each Purchaser acknowledges it or its representatives have reviewed the Disclosure Documents and further acknowledges that it or its representatives have been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the Disclosure Documents.

                     (h) Each Purchaser represents and warrants to the Company that it has based its investment decision solely upon the information contained in the Disclosure Documents and such other information as may have been provided to it or its representatives by the Company in response to their inquiries, and has not based its investment decision on any research or other report regarding the Company prepared by any third party ("THIRD PARTY REPORTS"). Each Purchaser understands and acknowledges that (i) the Company does not endorse any Third Party Reports and (ii) its actual results may differ materially from those projected in any Third Party Report.

                            10.02 Mercator Sub Agmt
                  (i) Each Purchaser understands and acknowledges that (i) any forward-looking information included in the Disclosure Documents supplied to Purchaser by the Company or its management is subject to risks and uncertainties, including those risks and uncertainties set forth in the Disclosure Documents; and (ii) the Company's actual results may differ materially from those projected by the Company or its management in such forward-looking information.

                     (j) Each Purchaser understands and acknowledges that (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and Purchaser hereby consents to such reliance.

                  7. COVENANTS OF PURCHASERS NOT TO SHORT STOCK. Each Purchaser and its affiliates and assigns agree: (i) not to short the Company Common Stock as long as shares of the Series D Stock are outstanding; and (ii) to limit its sales of the Company's Common Stock in the open market to approximately 10-15% of the Company's average dollar trading volume or less.

                  8. TERMINATION.

                     (a) This Agreement may be terminated in the sole discretion of the Company by notice to each Purchaser if at the Closing Date:

                        (i) the representations and warranties made by any Purchaser in Section 6 are not true and correct in all material respects; or

                        (ii) as to the Company, the sale of the Securities hereunder (i) is prohibited or enjoined by any applicable law or governmental regulation or (ii) subjects the Company to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or government regulation that would materially reduce the benefits to the Company of the sale of the Securities to such Purchaser, so long as such regulation, law or onerous condition was not in effect in such form at the date of this Agreement.

                     (b) This Agreement may be terminated in the sole discretion of either Purchaser by notice to the Company given in the event that the Company shall have failed, refused or been unable to satisfy all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, or if after the execution and delivery of this Agreement and immediately prior to the Closing Date, trading in securities of the Company or in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National or Small Cap Market or the OTC Bulletin Board shall have been suspended or minimum or maximum prices shall have been established on any such exchange.

                     (c) This Agreement may be terminated by mutual written consent of all parties.

                  9. REGISTRATION. Within 60, days from the Closing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of the maximum number of Conversion Shares issuable upon conversion of the Shares and the Warrant Shares as well as the

                            10.02 Mercator Sub Agmt
shares purchased from the Molina-Vector Investment Trust (collectively, the "REGISTRABLE SECURITIES") as set forth in the Registration Rights Agreement attached hereto as EXHIBIT C.

                  10. EVENT OF DEFAULT. If an Event of Default (as defined below) occurs and remains uncured for a period of 5 days, the Purchasers shall have the right to (i) exercise any or all of the rights given to the Purchasers relating to the Securities, as further described in the Certificate of Determination or (ii) immediately convert any or all of the Series D Stock into shares of Common Stock. In addition, from and including the day following the date on which an Event of Default occurs, until the date on which the Company has cured all such situations as have arisen, the Company shall pay liquidated damages to Holder equal to two percent (2.00%) of the $4,000,000 purchase price for each complete month or partial month during which such situation exists. Any amounts to be paid as liquidated damages shall be paid in cash monthly in arrears on or before the 10th day following the end of the month or partial month to which they relate.

                  The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

                  An "EVENT OF DEFAULT" shall include the commencement by the Company of a voluntary case or proceeding under the bankruptcy laws or the Company's failure to: (i) discharge or stay a bankruptcy proceeding within 60 days of such action being taken against the Company, (ii) file the Registration Statement with the SEC within 60 days after the Closing Date, other than due to a delay caused by the review process of the SEC and not by the Company, (iii) the de-listing of the Company's Common Stock from the NASD OTC-BB except for any periods when the stock is listed on the NASDAQ Small Stock Market, the NASDAQ National Stock Market, the AMEX or the NYSE, or (iv) pay the expenses referred to below or the Due Diligence Fee within five (5) days of the Closing.

                  Notwithstanding the foregoing, Purchasers acknowledge that General Media, Inc. (a 99.5% owned subsidiary of the Company) and subsidiaries of General Media, Inc., are debtors in a Chapter 11 bankruptcy case currently pending in the United States Bankruptcy Court for the Southern District of New York.

                  11. NOTICES. All communications hereunder shall be in writing and shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or by facsimile and confirmed in writing (i) if to the Company, at the addresses set forth below, or (ii) if to a Purchaser or MAG, to the address set forth for such party on the signature page hereto.

                              If to the Company:

                              Penthouse International, Inc.
                              11 Penn Plaza
                              New York, New York 10001
                              Attention:  Milton Polland, Acting Chairman & CEO
                              Telephone:  (212) 702-6000
                              Facsimile:  (212)

                            10.02 Mercator Sub Agmt
                              with a copy to:

                              Gertsten Savage Kaplowitz Wolf & Marcus, LLP
                              101 East 52nd Street,
                              New York, New York 10022
                              Attn: Stephen A. Weiss, Esq.
                              Telephone:  (212) 752-9700
                              Facsimile:  (212) 980-5192

                  All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 6:00 p.m. on a business day, or (v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 6:00 p.m. or on a date that is not a business day. Change of a party's address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

                  12. SURVIVAL CLAUSE. The respective representations, warranties, agreements and covenants of the Company and the Purchasers set forth in this Agreement shall survive until the first anniversary of the Closing.

                  13. FEES AND EXPENSES. Within five (5) days of Closing, the Company agrees to pay Purchasers' out-of-pocket expenses (including legal fees of Sheppard Mullin, Richter & Hampton, LLP incurred in connection with the preparation and negotiation of the Transaction Documents up to $50,000. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Warrants or the Certificate of Determination, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

                  14. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon Purchasers, MAG and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. Neither the Company nor any Purchaser may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other party.

                  15. NO WAIVER; MODIFICATIONS IN WRITING. No failure or delay on the part of the Company, MAG or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude

                            10.02 Mercator Sub Agmt
any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company, MAG or any Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company, MAG or any Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company, MAG and the Purchasers. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company, MAG or any Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

                  16. ENTIRE AGREEMENT. This Agreement, together with Transaction Documents, constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.

                  17. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

                  18. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT ONLY IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF LOS ANGELES, CALIFORNIA AND HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE.

                  19. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            10.02 Mercator Sub Agmt
If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Purchasers and MAG.

                                            Very truly yours,

                                            Penthouse International, Inc.

                                            By:  ___________________________
                                                 Name:   Claude Bertin
                                                 Title:     Vice President

ACCEPTED AND AGREED:



Mercator Momentum Fund, LP                       Mercator Momentum Fund III, LP

By:  Mercator Advisory Group LLC            By:  Mercator Advisory Group LLC
Its: General Partner                        Its: General Partner

     _______________________                     _______________________
     David Firestone                             David Firestone
     Managing Member                             Managing Member

                                                 Number of Shares Purchased at
Number of Shares Purchased at                    Closing:  __________
Closing:  ________
                                                 Purchase Price:  $_________
Purchase Price:  $_________

Mercator Advisory Group LLC




___________________________

By:   David Firestone
Its:  Managing Member

                            10.02 Mercator Sub Agmt



Addresses for Notice:

Mercator Advisory Group, LLC
555 South Flower Street, Suite 4500
Los Angeles, California 90071
Attention:  David Firestone
Facsimile:  (213) 533-8285

with copy to:

David C. Ulich, Esq.
Sheppard, Mullin, Richter & Hampton LLP
333 South Hope Street, 48th Floor
Los Angeles, California 90071
Facsimile: (213) 620-1398

                            10.02 Mercator Sub Agmt

                                   SCHEDULE A

        Direct and Indirect Subsidiaries of Penthouse International, Inc.

     General Media, Inc.

     Del Sol Investments, LLC

     PH Realty Associates

     Media Billing LLC

     SUBSIDIARIES OF GENERAL MEDIA, INC.:

     General Media Art Holding, Inc., General Media
     Communications, Inc., General Media Entertainment,
     Inc., General Media (UK), Ltd., GMCI Internet
     Operations, Inc., GMI On-Line Ventures, Ltd.,
     Penthouse Images Acquisitions, Ltd. and Pure
     Entertainment Telecommunications, Inc.

     SUBSIDIARY OF DEL SOL INVESTMENTS, LLC:

     Del Sol Investments SA de CV (Mexico)

     SUBSIDIARY OF MEDIA BILLING, LLC

     Internet Billing Company, LLC (proposed)


                         Schedule A

                                    EXHIBIT A
                                     Warrant

                                (attached hereto)


                                   Exhibit A

                                    EXHIBIT B

                         Certificate of Determination of
                      Series D Convertible Preferred Stock
                                       of
                          Penthouse International, Inc.


                                   Exhibit B

                                    EXHIBIT C

                              Form of Legal Opinion

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida, with corporate power to own its properties and to conduct its business.

         2. The Company has the corporate power to execute, deliver and perform the Transaction Documents. The Transaction Documents have been duly authorized by all requisite corporate action by the Company and constitute the valid and binding obligations of the Company, enforceable in accordance with their terms (subject to bankruptcy, equitable principles and other customary exceptions).

         3.

             (a) The authorized capital stock of the Company consists of 20,000,000 shares of Preferred Stock, and 750,000,000 shares of Common Stock.

             (b) The shares of the Company's Series D Stock have been duly authorized and, upon issuance, delivery, and payment therefor as described in the Subscription Agreement, will be validly issued, fully paid and nonassessable.

             (c) The shares of the Company's Common Stock initially issuable upon conversion of the shares of Series D Stock sold have been duly authorized and reserved for issuance and, upon issuance and delivery upon conversion of the Shares as described in the Certificate of Determination, will be validly issued, fully paid and nonassessable.

             (d) The shares of the Company's Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance, and upon issuance, delivery, and payment therefor in accordance with the Warrants, will be validly issued, fully paid and nonassessable.

         4. The Company's execution and delivery of the Transaction Documents and the issue and sale of the Shares and the Warrants, on the terms and conditions set forth in the Subscription Agreement, will not violate any law of the United States or the State of Florida, any rule or regulation of any governmental authority or regulatory body of the United States or the State of Florida or any provision of the Company's Amended and Restated Articles of Incorporation or Bylaws.

         5. No consent, approval, order or authorization of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issuance and sale of the Shares sold and the Warrants pursuant to the Transaction Documents, except such as have been obtained or made and such as may be required under applicable securities laws.

         6. On the assumption that the representations of the Purchasers in the Subscription Agreement are correct and complete, the offer and sale of the Shares and the Warrants pursuant to the terms of the Subscription Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and from the qualification requirements of California securities statutes and regulations, and, under such securities laws as they presently exist, the issuance of the Company's Common Stock upon conversion of the Shares and exercise of the Warrants would also be exempt from such registration and qualification requirements.

         7. We know of no pending or overtly threatened action, proceeding or governmental investigation with respect to the Company's sale of Series D Stock and Warrants pursuant to the Transaction Documents.

                                      -2-